April 15, 2016
THE DREYFUS/LAUREL FUNDS, INC.
- General Treasury and Agency Money Market Fund
 - Class B Shares
Supplement to Prospectus dated December 31, 2015
The following changes will take effect on October 10, 2016
The following will replace the second sentence in the first paragraph in the section of the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares":
Your price for Class B shares is the net asset value (NAV) per share, which is calculated as of 5:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business.